Pricing Supplement Dated May 16, 2005                      Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
----------------------------------------------------------------------------

Annual Yield:                3.85%

Effective Dates:             05/16/05 thru 05/22/05

----------------------------------------------------------------------------